CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	9 Months Ended		12 Months Ended
	Sep. 30, 2020	Sep. 30, 2019	Dec. 31, 2019	Dec. 31, 2018
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Net loss	$ (65,027)	$ (75,769)	$ (103,596)	$ (121,339)
Other comprehensive income, net of taxes:
Unrealized (loss) gain on available-for-sale marketable securities, net	(70)	227	171	114
Total comprehensive loss, net of taxes of $0	$ (65,097)	$ (75,542)	$ (103,425)	$ (121,225)